Exhibit 10.43

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

UPSOLAR CO., LIMITED

AND

JINKO SOLAR CO., LTD.

STRATEGY COOPERATION AGREEMENT

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

1. (Product and Quantity)	4

2. (Distribution Region)	7

3. (Cooperation Period)	9

4. (Product Logo & Propaganda)	9

5. (Quality of Product)	10

6. (Deposit for Exclusive Distribution Right)	10

7. (Purchasing Price)	10

8. (Payment Method)	11

9. (Confirmation of Order)	11

10. (Termination and Breach of Contract)	12

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

11. (Others)	15

12. (General Provisions)	16

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

STRATEGY COOPERATION AGREEMENT

This agreement is made in shanghai on the day of 2009-9-21 by and between the following two parties:

1)

Jinko Solar Co., Ltd., a company established under the laws of China, having its registered address at Shangrao, Jiangxi Province (hereinafter named “Jinko”); and,

2)	RM907, JSH001, Wing Tuck Commercial Center, 177-183 Wing Lok Street, Hong Kong

Upsolar Co., Ltd., a company established under the laws of Hong Kong, having its registered address at RM907, JSH001, Wing Tuck Commercial Center, 177-183 Wing Lok Street, Hong Kong. (hereby called “Upsolar”).

1.	(Product and Quantity)

1.1.

Both parties reach a consensus to establish an exclusive distribution relationship in specialized market according to this agreement. Within the given cooperation period, Upsolar owned all sales rights of crystalline silicon solar modules produced by Jinko and/or its solely-owned or joint venture enterprises in the designated distribution area.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

1.2.

The target sales quantity of the year 2010 is 25 MW. The annual sales quantity for the next year shall be more than year 2010. The quantity of the year 2011 will be 50 MW and year 2012 will be 100 MW.

1.3.

As a principle, Jinko shall provide Upsolar with crystalline silicon solar modules monthly at the quantity of monthly average. Additionally the specific supply quantity can be fluctuate by ****% based on average number when needed. In that case, the minimum sales quantity should be maintained.

1.4.

In principle for the first cooperation year (2010), the monthly supply quantity may comply with table 1. Upsolar owns the rights to decline no more than 30% of the monthly supply quantity.

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

Table 1. 2010 EXW Plan

Month	Jan	Feb	Mar	Apr	May	Jun
Quantity(MW)	****	****	****	****	****	****

Month	Jul	Aug	Sep	Oct	Nov	Dec
Quantity(MW)	****	****	****	****	****	****

Table 2. 2011 EXW Plan

Month	Jan	Feb	Mar	Apr	May	Jun
Quantity(MW)	****	****	****	****	****	****

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

Month	Jul	Aug	Sep	Oct	Nov	Dec
Quantity(MW)	****	****	****	****	****	****

Table 3. 2012 EXW Plan

Month	Jan	Feb	Mar	Apr	May	Jun
Quantity(MW)	****	****	****	****	****	****

Month	Jul	Aug	Sep	Oct	Nov	Dec
Quantity(MW)	****	****	****	****	****	****

1.5.

Jinko will provide the preferential price ****/W based on negotiated price for the exceeding part on the premise that Upsolar exceed the yearly sales target.

1.6.

If the annual sales quantity is lower than the target and more than 70%, it also means that Upsolar has achieved the lowest sales target, and Jinko shall not reverse the exclusive distribution relationship with Upsolar.

2.	(Distribution Region)

2.1.

According to the agreement, both parties confirmed that U.S. & Canada are exclusive sales distribution regions and the companies registered in this area are the target customers.

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

2.2.

In the cooperation period, Upsolar must not sell the products to the other places outside U.S. & Canada unless Jinko approved in the written form.

2.3.

In the cooperation period, Upsolar owns the exclusive rights to sell the crystalline silicon solar modules of Jinko to U.S. & Canada. Jinko and/or its solely-owned or joint venture enterprises cannot directly or indirectly do that through any other channels. Jinko is also responsible to stop any of its clients selling its products in U.S. & Canada if it knows.

2.4.

As for the customs in U.S. & Canada which come from other than Upsolar, Jinko shall disclose the customs’ information to Upsolar at the first time. These customs shall buy the products directly from Upsolar with Upsolar’s consent in writing.

2.5.

Upsolar shall send a detailed report to Jinko monthly. The report should reflect the local market’s situation and consumers’ opinions. It shall also provide Jinko with other suppliers’ information which contains the same kind products’ prices, sales situations, commercials information and etc.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

3.	(Cooperation Period)

3.1.

As for the cooperation period, both parties agreed to take the ‘3+2’pattern. The number “3” means confirmed period of three years: 2010/2011/2012. The number “2” means that the cooperation period shall be lasted for another two years if Upsolar finishes its sales target in the first three years.

4.	(Product Logo & Propaganda)

4.1.

Both parties shall clearly explain the logos and identities of both when propagandizing module products.

4.2.

All the module products shall be marked the brand of “UPSOLAR” meanwhile Upsolar is liable to notify that Jinko is the manufacturer.

4.3.

Jinko shall not do any module propagandizing or marketing in U.S. & Canada without Upsolar’s consent in writing.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

5.	(Quality of Product)

5.1.

As high-quality products, Upsolar will build a superior image of “made by Jinko”. The year of 2010 is the first year in sales of U.S. & Canada, Upsolar might give some discounts when selling the modules for the exploiting markets reason.

5.2.

Jinko shall make its products comply with UL certificate not later than end of February 2010. For Jinko getting the UL certificate later than February 2010, Upsolar has the right to accordingly delay to execute the EXW Plan in Article 1.4.

6.	(Deposit for Exclusive Distribution Right)

6.1.

Both parties agreed that Upsolar should pay **** to Jinko as the deposit for exclusive distribution right.

6.2.

Upsolar should pay ****% deposit within **** days after signing of this agreement. The remaining ****% deposit should be paid before ****.

7.	(Purchasing Price)

7.1.

A consensus shall be reached monthly on purchasing price by both parties in advance. The price shall be lower than that of products which is equal in quality.

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

8.	(Payment Method)

8.1.

1.

2.

The payment shall be finished by one the following methods:

1. Pay in **** days by T/T after Upsolar receiving the copy of B/L from Jinko;

2. Pay by L/C **** days.

8.2.

The ownership of products shall not transfer before Upsolar paying off all the money of the product order.

9.	(Confirmation of Order)

9.1.

Considering the balance of Jinko’s production, Upsolar shall put the order early and evenly.

9.2.

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

Both parties agree that: the behavior of signing the products orders with Upsolar, shipping the products to Upsolar or doing the products sales with Upsolar by Jinko’s solely-owned or joint venture enterprises shall be seemed as be on behalf of Jinko itself. On the other side, any payment made by Upsolar to Jinko’s solely-owned or joint venture enterprises shall be seemed as paying to Jinko as well. Both parties approve the above mentioned behaviors and shall be bound by it.

9.3.

Both parties agree that: the behavior of putting orders with Jinko, buying products from Jinko or doing the sales services in U.S. & Canada by Upsolar’s solely-owned or joint venture enterprises shall be seemed as be on behalf of Upsolar itself. On the other side, any products providing by Jinko to Upsolar’s solely-owned or joint venture enterprises shall be seemed as selling to Upsolar as well. Both parties approve the above mentioned behaviors and shall be bound by it.

10.	(Termination and Breach of Contract)

10.1.

U.S. & Canada Market Exclusive Sales

10.1.1.

Upsolar should guarantee that it will not sign any other exclusive distribution agreement with any other parties or sell the same products by any other parties in U.S. & Canada. Otherwise, Jinko has the right to terminate this agreement and ask for a compensation of ****. Upsolar shall purchase the other parties’ products only when Jinko’s productivity could not fulfill Upsolar’s requirement and with Jinko’s consent in writing.

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

10.1.2.

Jinko shall not sell its the products in restrictive region through regional quality assurance or other better methods. If Jinko sells its products to U.S. & Canada by itself, Upsolar has the right of termination this agreement and Jinko shall not only refund the full amount of distribution deposit but also pay a compensate of **** to Upsolar.

10.1.3.

Jinko should comply with the requirements of table 2 to make compensation if it breaches the Article 2.3 and makes its products being sold in U.S. & Canada.

Table 4. Passive Irregular Sales Compensation

The Number Of Found Products Into U.S. & Canada	Compensation

<****MW	As Upsolar Finish ****MW Sales Target

****MW	As Upsolar Finish ****MW Sales Target

>****MW	Upsolar has the right of termination this agreement and Jinko shall not only refund the full amount of distribution deposit but also pay a compensate of **** to Upsolar.

****	Confidential material omitted and filed separately with the Commission.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

10.2.

Liability for breach of contract (Failure of Produce)

10.2.1.

In the period of cooperation, if Jinko fails to offer the monthly average amount of products or finish the produce in accordance with its confirmed product order by 3 consecutive months, Upsolar has the right to terminate this agreement and Jinko shall not only refund all distribution deposit but also compensate the same amount to Upsolar.

10.2.2.

If one party is going bankruptcy, becoming an object of dissolution or liquidation proceedings, and being unable to repay debts, the other party owns the right to terminate the agreement and conduct a liquidation of claims and liabilities.

10.2.3.

10.3.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

In the period of cooperation, if Upsolar fails to finish the 70% of monthly average amount of sale in accordance with its confirmed amount in Table 1.by 3 consecutive months, Jinko has the right to terminate this agreement. The distribution deposit shall not be refund as penalty. Upsolar shall make up the amount of the deposit if it has not been paid.

10.4.

10.5.

10.6.

Besides, both parties shall terminate this agreement in the written pattern after negotiation. The legal consequences of termination shall be decided when negotiation.

11.	(Others)

11.1.

A technical contract (annex 1) shall be signed in the same time of signing this agreement. This technical contract is made by Upsolar basing on its sales experience and the requirement of the clients of U.S. & Canada. As confirmed by Jinko, this technical contract shall be party of this agreement and both parties are bound by.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

11.2.

For fulfill the requirement of UL certification and the technical contract, Jikon shall finish the rectification and reform of technology and craft not later than 30th Nov 2009 according to the rectification and reform plan (annex 2).

11.3.

Jinko shall indicate Upsolar as its exclusive distributor of U.S. & Canada on its website and related media in five days of signing this agreement.

11.4.

For exploiting markets of U.S. & Canada, Uploar have the right to keep the products of Jinko for the amount of 0.2 MW for turnover. The procedure of payment shall be finished in 60 days after Upsolar receiving the B/L of Jinko.

12.	(General Provisions)

12.1.

This agreement is drafted in Chinese. The terms on the quantity and specification (crystalline silicon solar modules) shall be explained based on the general views of solar energy industry. The rest should be comply with the views expressed in Chinese. The written title in the agreement is only for identifying, which shall not affect the terms’meanings and explains.

12.2.

The disputes which result from the implementation of this agreement shall be solved by negotiations by both parties. Otherwise, both parties agree to submit the disputes to China International Economic and Trade Arbitration Commission for arbitration. The arbitral award is binding on both parties. The losing party should pay for the arbitration cost unless the arbitration committee has other decisions.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

12.3.

For the earthquakes, typhoons, serious floods and fires and other natural disasters, wars, social activities or the incidents of force majeure with the characteristics of unforeseen, cannot prevented and avoided which makes one party delay or unable to fulfill this agreement, it shall not be deemed as breach of that party.

12.4.

Force majeure must be the direct reason, which prevent, impede, delay the affected party to fulfill the agreement;

12.4.1.

The affected party has taken reasonable measures in time when the incident occurred;

12.4.2.

When affected by the incidents, the party has notified the other one immediately. In the same time the affected party submit incidents, situation and the reasons for delay or unable to fulfill the agreement in the written pattern to the other one; the certification which provided by relevant institutions of incidents place is needed;

12.4.3.

The affected party must notify the other one immediately after the incidents has overcome or addressed.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

12.5.

Prior to drafting this agreement and during the term of this agreement, both parties cannot disclose the relevant provisions of agreement and confidential information(apart from the Judiciary legal investigations).In the same time, besides the party who is necessary to know the confidential information for carrying out their duties, their associated employees, lawyers, accountants and other consultants, the parties cannot use confidential information for other purposes except specific provisions of the agreement. Any party causes the economic losses due to breach of confidentiality agreement shall be liable for compensation.

12.6.

The invalidation of any invalid clause of this agreement does not affect other clauses’ effectiveness in this agreement. This agreement and its appendices and annexes constitute entire agreement and replace both parties’ previous consultations, negotiations and reached agreements on the basis of the subject. Annexes are integral parts of this agreement and have the same effect with the agreement. If any clauses has conflict with the clauses of appendices and annexes, both parties should comply with the agreement clauses.

12.7.

The governing law of this agreement shall be laws of People’s Republic of China and this governing law shall be used for interpreting the agreement and for resolving all claims or disputes arising out of or in connection with the agreement ( whether based on contract, tort or any other legal doctrine).

12.8

This agreement is executed both in Chinese and English. In case of discrepancy, the Chinese version shall prevail.

UPSOLAR & JINKO SOLAR STRATEGY COOPERATION AGREEMENT

IN WITNESS WHEREOF, each of the Parties hereto has caused this agreement to be executed by its duly authorized representative on the date first set forth above.

JINKO SOLAR CO., LTD.		UPSOLAR CO., LIMITED

( By ):	/s/ Xiande Li	( By ):	/s/ Zhe Jiang

( Name ):		( Name ):

( Title ):		( Title ):